EXHIBIT C










                    REGISTRATION RIGHTS AGREEMENT dated as of August
               14, 1996, by and between HVIDE MARINE INCORPORATED, a Florida corporation (the "Company"), and the shareholders of the Company identified on the signature pages hereof (together with their permitted successors and assigns, the "Shareholders").


                        W I T N E S S E T H:

          WHEREAS the Company and the Shareholders are parties to the Recapitalization Agreement dated as of August 8, 1996 (as amended, supplemented or otherwise modified from time to time, the "Recapitalization Agreement");

          WHEREAS it is a condition to the effectiveness of the Recapitalization Agreement that the Company execute and deliver this Agreement and provide the registration rights set forth herein;


          NOW, THEREFORE, in order to induce the Shareholders to consummate the transactions contemplated by the Recapitalization Agreement and in consideration of the premises and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

          SECTION 1. Interpretation and Definitions. (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the terms defined in this Section 1 have the meanings assigned to them in this Section and include the plural as well as the singular; and

          (ii) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

          (b) As used in this Agreement, the following terms shall have the following meanings:

          "Additional Shareholders" means persons, other than Shareholders or members of the Hvide Group, from time to time holding Registrable Securities of the Company.

          "Board" means the board of directors of the Company.

          "Capital Stock" of any person means any and all shares, interests, rights to purchase, warrants, options, contingent share certificates, participations or other equivalents of or interests in (however designated) equity of such person, but excluding any debt securities convertible into or exchangeable for such equity.

          "Clipper" means Clipper Capital Associates, L.P., a
Delaware limited partnership

          "Clipper Shareholders" means Clipper, Clipper/Merchant HMI, L.P., a Delaware limited partnership, Clipper/Park HMI, L.P., a Delaware limited partnership, Clipper/Merban, L.P., a Delaware limited partnership, and Clipper/Hercules, L.P., a Delaware limited partnership, and each of their permitted successors and assigns.

          "Demand Registration" has the meaning ascribed to such term in Section 2 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Hvide Group" means J. Erik Hvide and any person related to him by kinship or marriage (including Hans J. Hvide), trusts or similar arrangements established solely on the behalf of one or more of them and partnerships and other entities that are wholly owned by them and that remain wholly owned by them.

          "Initial Public Offering" means the offering or sale of the Class A Common Stock of the Company, par value $0.001 per share, pursuant to a Registration Statement (No. 33-78166) filed by the Company with the SEC, and any amendments or supplements thereto, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein.

          "Managing Underwriter" means the Underwriter or Underwriters that manage or lead an underwritten offering.

          "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Piggyback Registration" has the meaning ascribed to such term in Section 3 hereof.

          "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) and all amendments and supplements to such prospectus, including post-effective amendments.

          "Registrable Securities" means the Class A and Class B Common Stock par value $0.001 per share of the Company (as presently constituted), any stock or other securities into which or for which such Class A or Class B Common Stock may hereafter be changed, converted or exchanged, and any other securities issued to holders of such Class A or Class B Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transactions or events, provided that any such securities shall not be Registrable Securities with respect to a proposed offer or sale thereof if a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such Registration Statement.

          "Registration Statement" means any registration statement filed by the Company with the SEC under the Securities Act that covers some or all Registrable Securities, and any amendments or supplements thereto, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein.

          "SEC" means the United States Securities and Exchange
Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Selling Party" has the meaning ascribed to such term in
Section 7(b) hereof.

          "Subsidiary" means a corporation or other entity (including a partnership) of which a majority of the Capital Stock having voting power under ordinary circumstances to elect a majority of the board of directors or other voting interests are owned by (a) the Company, (b) the Company and one or more Subsidiaries or (c) one or more Subsidiaries.

          "Underwriter" means any underwriter of Registrable
Securities in connection with an offering thereof pursuant to a Registration Statement.

          SECTION 2. Demand Registration. (a) Upon written notice from Clipper requesting that the Company effect the registration (a "Demand Registration") under the Securities Act of any or all of the Registrable Securities held by any of the Shareholders, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company will use its best efforts to effect (at the earliest practicable date), the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:

          i) if, while a registration request is pending pursuant to this Section 2(a), counsel to the Company delivers to Clipper an opinion to the effect that the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential and that such disclosure would have a material adverse effect on the Company's business or prospects, the Company shall not be required to effect a registration pursuant to this Section 2(a) until the earlier of
     (1) the date upon which such material information is disclosed to the public or ceases to be material and (2) 30 days after the delivery of such opinion; and

          ii) Clipper shall have the right to exercise registration rights pursuant to this Section 2(a) an aggregate of three (3) times.

          (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by Clipper pursuant to this Section 2 shall not be deemed to have been effected (and, therefore, not exercised for purposes of Section 2(a)), if (i) it has not become effective, (ii) it is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court such that the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related Registration Statement, unless the sole reason for such interference is a misrepresentation or an omission by any Clipper Shareholder, or
(iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived, unless such failure is caused solely by a default by any Clipper Shareholder in carrying out its obligations thereunder.

          (c) In the event that any registration pursuant to this
Section 2 shall involve, in whole or in part, an underwritten offering, Clipper shall have the right to designate the Managing Underwriter for such underwritten offering; provided that such Managing Underwriter shall be reasonably acceptable to the Company.

          (d) The Company shall have the right to cause the registration of additional securities for sale for the account of any person (including the Company) in any registration of Registrable Securities requested by Clipper pursuant to Section 2(a); provided, that the Company shall not have the right to cause the registration of such additional securities if Clipper is advised in writing (with a copy to the Company) by one or more of the Managing Underwriters designated pursuant to Section 2(c) that, in such firm's opinion, registration of such additional securities would materially and adversely affect the offering and sale of the Registrable Securities then contemplated by Clipper (on its own behalf and on behalf of the other Shareholders); provided, further, that to the extent Clipper is so advised that a lesser number of such additional securities could be so registered and sold in such offering, such additional securities shall be allocated as follows:
(A) first, the securities the Company proposes to sell; (B) second, the securities held by any Additional

Shareholders to be included in such offering; and (C) third, the securities held by the Hvide Group to be included in such offering. Clipper may require that any such additional securities be included in the offering proposed by Clipper on the same terms and conditions as the Registrable Securities that are included therein.

          SECTION 3. Piggyback Registrations. If the Company proposes to register a transaction under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or the equivalent thereof) involving any of its equity securities (or any security with respect to which equity securities may be issuable upon exercise, conversion or exchange of any options, rights thereto or thereunder) to be offered for cash or cash equivalents, the Company shall each such time give, at least 30 days prior to the anticipated filing date of the Registration Statement relating to such transaction, written notice to the Shareholders of the Company's intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the identity of any Managing Underwriter, which Managing Underwriter shall have been mutually selected by the Company and Clipper, and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting). Upon the written request of any Shareholder delivered to the Company within 25 days after such notice shall have been given to the Shareholders (which request shall specify the Registrable Securities intended to be disposed of by such Shareholder and the intended method of disposition thereof), the Company shall, if it has not already done so, use its best efforts to effect the registration (a "Piggyback Registration") under the Securities Act, as expeditiously as is reasonable, of the sale of all Registrable Securities that the Company has been so requested to register by the Shareholders and include all such Registrable Securities in such offering (in accordance with the intended methods of distribution thereof as aforesaid); provided, that:

          (i) if, at any time after giving such written notice of its intention to register any offering of such securities and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to register or to delay the registration of such offering of securities, the Company may, at its election, give written notice of such determination to the Shareholders in connection with such Piggyback

     Registration (but the Company shall not thereby be relieved from its obligation to pay the registration expenses in connection therewith to the extent provided in Section 6 hereof), without prejudice, however, to any rights of any Shareholder hereunder;

          (ii) if the Managing Underwriter of such underwritten offering shall inform the Company in writing of its opinion that the number of securities requested to be included in such offering would materially and adversely affect its ability to effect such offering (such opinion shall state the reasons therefor and the approximate number of securities that may be included in such offering without such effect), the Company shall register an offering of, and shall subsequently offer, that number of securities that the Company is so advised can be sold in such offering, which shall be allocated as follows: (A) first, the securities the Company proposes to sell; (B) second, the Registrable Securities held by any Shareholder and requested to be included in such offering; (C) third, the Registrable Securities held by any Additional Shareholder and requested to be included in such offering; and (D) fourth, the securities proposed to be sold by any member of the Hvide Group;

          (iii) Clipper shall have the right, upon written notice (a "Conversion Notice") to the Company (A) within fifteen days after receipt of notice of the Company's proposal to register a transaction under the Securities Act pursuant to this Section 3 or (B) within fifteen days after receipt of notice pursuant to clause (i) above of the Company's intention to discontinue any such offering, to convert any registration of securities proposed by the Company into a Demand Registration, and upon the Company's receipt of such Conversion Notice, any such proposed registration shall be treated as a Demand Registration in accordance with the provisions of Sections 2 and 4 hereof; provided that any Conversion Notice shall not be effective if, within five days of the Company's receipt thereof, (A) the Board demonstrates to the reasonable satisfaction of Clipper that the Company has an identifiable need for the capital to be raised by the Company in such offering for a specific purpose and that such capital cannot reasonably be raised through alternative means and (B) the Managing Underwriter indicates in writing that, in its reasonable opinion, so converting the offering would materially and adversely affect the public equity financing proposed by the Company; and

          (iv) no registration of Registrable Securities effected under this Section 3 shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Section 2 hereof; provided, however, that, subject to Section 2(b) hereof, a Piggyback Registration converted to a Demand Registration pursuant to clause (iii) above shall be considered a Demand Registration for the purposes of Section 2(a)(ii) hereof.

          SECTION 4. Registration Procedures. If and whenever the
Company is required to effect the registration of any Registrable
Securities under the Securities Act as provided in Section 2 or 3 hereof, the following provisions shall apply:

          (a) The Company shall furnish to the Shareholders and their counsel prior to the filing thereof with the SEC, a copy of any Registration Statement by which such registration is effected (including any preliminary prospectus contained therein), and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein and shall in good faith consider incorporating in each such document, when so filed with the SEC, such changes as Clipper reasonably may propose.

          (b) The Company shall ensure that (i) any such Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies as to form in all material respects with the Securities Act, (ii) any such Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) subject to Section 5 hereof, any Prospectus forming part of any such Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than, with respect to clauses (ii) and (iii) above, any such untrue statement or omission made therein in reliance upon and conformity with written information furnished to the Company by or on behalf of any Shareholder specifically for inclusion therein.

          (c) The Company shall promptly advise each Shareholder then holding Registrable Securities and, if requested by such Shareholder, promptly confirm such advice in writing:

          (i) when any such Registration Statement and any amendment or supplement thereto has been filed with the SEC and when any such Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the SEC for amendments or supplements to any such Registration Statement or the Prospectus included therein or for additional information;

          (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any such Registration Statement or the initiation of any actions or proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any action or proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in any such Registration Statement or Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such Registration Statement at the earliest possible time.

          (e) The Company shall furnish to each Shareholder and its counsel, without charge, a copy of each Registration Statement and any and all amendments thereto, including financial statements and schedules, and all exhibits thereto (including those incorporated therein by reference).

          (f) The Company shall furnish to each Shareholder and its counsel, without charge, copies of any and all correspondence with the SEC or any other governmental entity relating to any Registration Statement or the public offering of the Company's securities.

          (g) The Company shall deliver to each Shareholder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as such person may reasonably request; and subject to Section 5 below, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each such person in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

          (h) Prior to any offering of Registrable Securities pursuant to any Registration Statement, the Company shall use its best efforts to register or qualify or cooperate with each Shareholder and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities, Blue Sky or similar laws of such jurisdictions as the Shareholders request, and the Company shall use its best efforts to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Company shall cooperate with each Shareholder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as requested prior to such sales.

          (j) Subject to Section 5 hereof, at any time and from time to time upon the occurrence of any event contemplated by paragraph
(c)(ii) or (c)(v) above, the Company shall promptly prepare and file with the SEC a post- effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities offered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) The Company shall comply with all applicable rules and regulations of the SEC and shall make generally available to the Shareholders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (l) Each Shareholder that plans to participate in a distribution pursuant to a Registration Statement shall furnish to the Company such information regarding such Shareholder and its affiliates and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement. Such information at the time any Registration Statement and any amendment thereto becomes effective, and at the time any Prospectus or supplement thereto previously reviewed by the Shareholders forming a part of any Registration Statement is delivered in any offering of Registrable Securities, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. Each Shareholder shall advise the Company and, if requested by the Company, confirm such advice in writing in the event that such Shareholder becomes aware of the happening of any event that requires the making of any changes in a Registration Statement or Prospectus so that as of such dates the statements therein provided by any Shareholder specifically for inclusion therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (m) Subject to Section 5 hereof, the Company shall, upon request, promptly incorporate in a Prospectus or prospectus supplement or post-effective amendment to a Registration Statement, such information, if any, as the Managing Underwriter, the Shareholders and the Company reasonably agree should be included therein and shall make all required filings of such Prospectus or prospectus supplement or post-effective amendment as soon as practicable following notification of the matters to be incorporated in such Prospectus or prospectus supplement or post-effective amendment, and the Company shall print and deliver copies of such amended Prospectus or prospectus supplement to all purchasers of such Registrable Securities.

          (n) If requested by the Shareholders in connection with the offering and sale of Registrable Securities pursuant to a Registration Statement, the Company shall enter into one or more underwriting agreements with the Managing Underwriter selected (i) by Clipper in accordance with Section 2(c) hereof or (ii) by the mutual agreement of the Company and Clipper in accordance with
Section 3 hereof, as applicable. Any such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are then customarily included in underwriting agreements relating to secondary public offerings, including, without limitation, indemnification and contribution provisions and procedures to the effect and to the extent provided in Section 7 hereof and provisions for the delivery of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4(o) hereof. The Shareholders on whose behalf any Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and any other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Shareholders. Such underwriting agreement shall also contain such representations and warranties by the Shareholders on whose behalf the Registrable Securities are to be distributed as are then customarily contained in underwriting agreements with respect to secondary distributions.

          (o) The Company shall (i) make reasonably available for inspection during normal business hours by the Shareholders, any Underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by the Shareholders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Shareholders or any such Underwriter, attorney, accountant, agent or representative in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company as confidential at the time of delivery of such information shall be kept confidential by the Shareholders or any such Underwriter, attorney, accountant, agent or representative, unless (x) disclosure is, in the opinion of counsel to the disclosing party, required to be made in connection with a court proceeding or required by law or
(y) such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the holders of Registrable Securities registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers in secondary public underwritten offerings; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriter, if any) addressed to each selling holder of Registrable Securities and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten secondary public offerings by an affiliate and such other matters as may be reasonably requested by such holders of Registrable Securities and Underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in a Registration Statement), addressed to each holder of Registrable Securities and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten secondary public offerings by an affiliate; (vi) deliver such documents and certificates as may be reasonably requested by the Shareholders and the Managing Underwriter, if any, including those to evidence compliance with this Section 4 and with any customary conditions contained in the underwriting agreement or other agreements entered into by the Company; and (vii) participate in good faith in any meetings with potential investors or securities analysts (including "road shows") as Clipper may from time to time reasonably request. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this
Section 4(o) shall be performed at (A) the effectiveness of such Registration Statement and each post- effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (p) The Company shall cause all Registrable Securities to be listed on each securities exchange or quoted through each automated interdealer quotation system on which similar securities of the Company are then listed or quoted.

          (q) If, pursuant to any other provision of this Agreement, not all Registrable Securities held by a Shareholder and requested to be included in a registered offering may be so included, then, with respect to the Registrable Securities that such Shareholder may, pursuant to the terms hereof, include in such offering, such Shareholder in its sole discretion shall determine which of its Registrable Securities shall be so included.

          SECTION 5. Suspension of Offerings in Certain Circumstances. The Company shall be entitled for the period referred to below to postpone the filing of any Registration Statement or the taking of any other action (including those actions required by Section 2, 3 or 4(m) hereof) otherwise required to be prepared, filed or taken by it pursuant to Section 2, 3 or 4(m) hereof and/or to direct the suspension of any public offering, sale or distribution of Registrable Securities if the Board determines in good faith that any disclosure that would be required in connection therewith would have a material adverse effect on the Company or any financing, acquisition, disposition, merger, business combination, corporate reorganization, or other transaction or development involving the Company or any Subsidiary of the Company (a "Business Development Determination"). Such postponement or direction shall continue until such time as the Board determines that the preparation and/or filing of such Registration Statement or the taking of any such action and/or such public offering, sale or distribution would no longer have a material adverse effect on the Company or any such transaction but shall not, in any event, exceed 30 days for any particular Business Development Determination or 60 days for all Business Development Determinations during any twelve month period. No Business Development Determination shall occur within 90 days of the expiration of a postponement or suspension caused by another Business Development Determination. The Board shall, as promptly as practicable, give the Shareholders written notice of any Business Development Determination.

          SECTION 6. Registration Expenses. The Company shall bear all costs and expenses incurred in connection with Sections 2, 3 and 4 hereof, including fees and disbursements of its counsel and accountants, the reasonable fees and disbursements of one counsel for the Shareholders, printing, messenger and delivery expenses and all SEC, NASD and Blue Sky filing fees (including those payable by any Underwriters), provided, that such expenses shall exclude any brokerage fees or underwriting discounts and fees.

          SECTION 7. Indemnification and Contribution. (a) Indemnification of Shareholders. In the case of any offering or sale of Registrable Securities covered by this Agreement, the Company shall indemnify and hold harmless each of the Shareholders and each person affiliated with or retained by any Shareholder and who may be subject to liability under any applicable securities laws, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to Section 7(c) hereof, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting or similar agreement entered into by the Shareholders in connection with any offering or sale of Registrable Securities), and shall, subject to Section 7(c) hereof, promptly reimburse them, as and when incurred, for any legal fees or disbursements or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) or other offering document relating to the offering and sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability is determined by a final and non-appealable judgment of a court of competent jurisdiction to have been caused by any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such

Shareholders specifically for inclusion therein, including any such information furnished pursuant to Section 4(l) hereof. Any offering or sale of the Company's common stock pursuant to the Initial Public Offering shall be considered an offering or sale of Registrable Securities for the purposes of the indemnity provided for in this
Section 7(a) and the contribution provided for in Section 7(d) hereof.

          (b) Indemnification of the Company. In the case of each offering or sale of securities covered by this Agreement, each Shareholder that sells such Registrable Securities pursuant to a Registration Statement ("Selling Party") shall indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each person affiliated with or retained by the Company and who may be subject to liability under any applicable securities laws, and each of the Company's directors and those officers of the Company who shall have signed any Registration Statement or other offering document, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to
Section 7(c) hereof, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting or similar agreement entered into by the respective Shareholders in connection with any offering or sale of Registrable Securities), and shall, subject to
Section 7(c) hereof, promptly reimburse them, as and when incurred, for any legal fees or disbursements or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) or other offering document relating to the offering and sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such Shareholders shall not be liable in any case, except to the extent such loss, claim, damage or liability is determined by a final and non-appealable judgment of a court of competent jurisdiction to have been caused by written information solely relating to such Shareholders and their affiliates furnished to the Company by or on behalf of such Shareholders specifically for inclusion in any Registration Statement, any preliminary Prospectus or Prospectus contained in such Registration Statement or other offering document, or any amendment thereof or supplement thereto, including any such information furnished pursuant to Section 4(l); provided, further, that in no case shall any Shareholder be responsible for any amount in excess of the amount of net proceeds received by such Shareholder in connection with the sale of Registrable Securities in the offering that is the subject of such loss, claim, damage or liability.

          (c) Procedure for Indemnification. Each party indemnified under paragraph (a) or (b) of this Section 7, shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of such action shall not relieve such indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this
Section 7, except to the extent that such indemnifying party was or is actually prejudiced thereby, and in no event shall relieve such indemnifying party from any other liability that it may have to such indemnified party to the extent such indemnifying party has not actually been prejudiced thereby. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. If such indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief, other than monetary damages for which such indemnifying party shall be responsible hereunder, shall be applied to or against such indemnified party, without the prior written consent of such indemnified party. An indemnifying party may not assume or jointly assume the defense of an action if in the reasonable judgment of the indemnified party a conflict of interest may exist between such indemnifying party and such indemnified party with respect to such action. An indemnifying party who is not entitled to, who elects not to, or who has not appointed counsel reasonably satisfactory to the indemnified party within a reasonable time to, assume the defense of an action shall be obligated to pay the fees and expenses of counsel for such indemnified party; provided that such indemnifying party shall not be obligated to pay the fees and the expenses of more than one counsel (plus local counsel) for all parties who may be indemnified by such indemnifying party with respect to such action, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other indemnified party with respect to such action. If the indemnifying party does not assume the defense of an action, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether such indemnifying party consents thereto provided, that if such indemnifying party does not assume the defense of action because of a conflict of interest that prevented it from doing so, then such indemnifying party shall be bound by any settlement to which the indemnified party agrees and to which such indemnifying party consents (which consent shall not be unreasonably withheld). In any action with respect to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, provided that such indemnifying party shall be relieved of the obligation hereunder to reimburse such indemnified party for the costs thereof.

          (d) Contribution. In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the applicable indemnifying party agrees, in lieu of or in addition to indemnifying such indemnified party, to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other with respect to the statements or omissions which resulted in such Losses and any other relevant equitable considerations; provided, however, that in no case shall any Selling Party be responsible for any amount in excess of the amount of net proceeds received by such Selling Party in connection with the sale of Registrable Securities in the offering that is the subject of such loss, claim, damage or liability; provided, further, that in no event shall any Selling party be responsible for any amount not resulting from a final and non-appealable judgment by a court of competent jurisdiction. Relative fault shall be determined by reference to whether any alleged untrue statement or omission related to information provided by the indemnifying party or the indemnified party. The Company and the Shareholders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Selling Party within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a Selling Party, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or the appropriate Selling Party, as applicable, subject in each case to the applicable terms and conditions of this paragraph (d).

          SECTION 8. Transfer of Registration Rights. Each Shareholder (and any permitted transferee) may transfer all or any portion of its rights under this Agreement to any transferee (each, a "transferee") of an amount of Registrable Securities owned by such Shareholder. Any transfer of registration rights pursuant to this
Section 8 shall be effective upon receipt by the Company of written notice from any Shareholder stating the name and address of any transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred. In connection with any such transfer, the term "Shareholder" as used in this Agreement shall, where appropriate to assign the rights and obligations of the Shareholders hereunder to such transferee, be deemed to refer to the transferee holder of such Registrable Securities, and each such transferee shall be deemed to be a party to this Agreement, and, subject to the terms contained herein, shall be entitled to the benefits hereof. The Shareholders and such transferees may exercise the registration rights hereunder in such proportion as they shall agree among themselves; provided, that in no event shall the Company be required to effect more than an aggregate of three (3) registrations pursuant to Section 2 of this Agreement or to do so upon the request of any person other than Clipper. After any such transfer, each Shareholder shall retain its rights under this Agreement with respect to all other Registrable Securities owned by such Shareholder.

          SECTION 9. Miscellaneous. (a) Notices. All notices and other communications pertaining to this Agreement shall be in writing and shall be deemed to have been duly given upon the receipt thereof. Such notices shall be delivered by hand or mailed, certified or registered mail with postage prepaid:

          (i)   if to Clipper, to it at:

                12 East 49th Street (30th Floor)
                New York, NY 10017
                Attention of Kevin A. Macdonald

                with a copy to:

                Cravath, Swaine & Moore
                Worldwide Plaza
                825 Eighth Avenue
                New York, NY 10019-7475
                Attention of D. Collier Kirkham, Esq.;

         (ii) if to the other Shareholders, to them at their respective addresses set forth on Schedule 1 hereto, with a copy to:

                Cravath, Swaine & Moore
                Worldwide Plaza
                825 Eighth Avenue
                New York, NY 10019-7475
                Attention of D. Collier Kirkham, Esq.; and

        (iii)   if to the Company, to it at:

                2200 Eller Drive, P. O. Box 13038
                Fort Lauderdale, FL 33316
                Attention of Gene Douglas, Esq.

                with a copy to:

                Dyer Ellis & Joseph
                600 New Hampshire Avenue, N.W.
                Washington, D.C. 20037
                Attention of Michael Joseph, Esq.

or to such other person or address as shall be furnished to the other party in writing.

          (b) Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and each of their respective successors and permitted assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and for the benefit of no other person, firm or corporation.

          (c) Governing Law. This Agreement shall be governed by the laws of the State of Florida regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

          (d) Assignment. Except as provided in Section 8 hereof, the parties may not assign or transfer their rights or obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

          (e) Severability Clause. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          (f) Waivers, Amendment and Remedies. The failure of any of the parties to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect.

          Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company, Clipper and Shareholders holding in excess of 50% of the Registrable Securities then held by all Shareholders.

          Except as otherwise expressly limited in this Agreement, all remedies under this Agreement shall be cumulative and in addition to every other remedy provided for herein or by law.

          (g) Entire Agreement. This Agreement, together with all exhibits and schedules hereto, is intended by the parties hereto to be a final expression of their agreement in respect of the subject matter contained herein, and supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

          (h) Headings. The headings of the Sections in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

          (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.


          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                        HVIDE MARINE INCORPORATED,

                                          by
                                              /s/ Gene Douglas
                                             ------------------------
                                             Name:  Gene Douglas
                                             Title: V.P.-Legal & General
                                                    Counsel and Secretary


                                        CLIPPER CAPITAL ASSOCIATES,
                                        L.P.,

                                           by its general partner
                                           Clipper Capital Associates,
                                           Inc.,

                                             by
                                                 /s/ Daniel V. Cahillane
                                               --------------------------
                                               Name:  Daniel V. Cahillane
                                               Title: Treasurer &
                                                      Secretary


                                        CLIPPER/MERCHANT HMI, L.P.,

                                          by its general partner
                                          Clipper Capital Associates,
                                          L.P.,

                                            by its general partner
                                            Clipper Capital Associates,
                                            Inc.,

                                              by
                                                 /s/ Daniel V. Cahillane
                                                -------------------------
                                                Name:  Daniel V. Cahillane
                                                Title: Treasurer &
                                                       Secretary

                                        CLIPPER/PARK HMI, L.P.,

                                          by its general partner
                                          Clipper Capital Associates,
                                          L.P.,

                                            by its general partner
                                            Clipper Capital Associates,
                                            Inc.,

                                              by
                                                 /s/ Daniel V. Cahillane
                                                ---------------------------
                                                Name:  Daniel V. Cahillane
                                                Title: Treasurer &
                                                       Secretary


                                        CLIPPER/MERBAN, L.P.,

                                          by its general partner
                                          Clipper Capital Associates,
                                          L.P.,

                                            by its general partner
                                            Clipper Capital Associates,
                                            Inc.,

                                              by
                                                 /s/ Daniel V. Cahillane
                                                 --------------------------
                                                 Name:  Daniel V. Cahillane
                                                 Title: Treasurer &
                                                        Secretary

                                        CLIPPER/HERCULES, L.P.,

                                          by its general partner
                                          Clipper Capital Associates,
                                          L.P.,

                                            by its general partner
                                            Clipper Capital Associates,
                                            Inc.,

                                              by
                                                 /s/ Daniel V. Cahillane
                                                 ---------------------------
                                                 Name:  Daniel V. Cahillane
                                                 Title: Treasurer &
                                                        Secretary


                                        METROPOLITAN LIFE INSURANCE
                                        COMPANY,

                                          by
                                             /s/ Michael J. Mazzola
                                             ---------------------------
                                             Name:  Michael J. Mazzola
                                             Title: Asst. Vice-President


                                        OLYMPUS GROWTH FUND II, L.P.,

                                          by its general partner
                                          OGP II, L.P.,

                                            by
                                                /s/ Louis J. Mischianti
                                               ---------------------------
                                               Name:   Louis J. Mischianti
                                               Title:  Partner

                                                            Schedule 1



                        Addresses for Notice

Clipper Capital Associates, L.P.,
Clipper/Hercules HMI, L.P.,
Clipper/Merban, L.P.,
Clipper/Merchant HMI, L.P., and
Clipper/Park HMI, L.P.
c/o Clipper Capital Associates, L.P.
12 East 49th Street (30th Floor)
New York, NY 10017
Attention of: Mr. Kevin A. Macdonald

Metropolitan Life Insurance Company
334 Madison Avenue
P.O. Box 633
Convent Station, NJ 07961-0633
Attention of: Mr. Charles Symington

Olympus Growth Fund II, L.P.
c/o Olympus Partners
Metro Center, One Station Place
Stamford, CT 06902
Attention of: Mr. Louis J. Mischianti